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Homestead Funds, Inc.

Supplement Dated January 21, 2014
to the Prospectus Dated May 1, 2013

This supplement revises certain information regarding the International Value Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective December 31, 2013, Robert Mazuelos is no longer a partner or portfolio manager at Mercator Asset Management, L.P. (“Mercator”), the subadviser to the Fund.  As such, as of that date, all references to Mr. Mazuelos and related information are deleted from this Prospectus.

Homestead Funds, Inc.

Supplement Dated January 21, 2014
to the Statement of Additional Information Dated May 1, 2013

This supplement updates certain information regarding the International Value Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Statement of Additional Information (“SAI”).  Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective December 31, 2013, Robert Mazuelos is no longer a partner or portfolio manager at Mercator Asset Management, L.P. (“Mercator”), the subadviser to the Fund.  As such, as of that date, all references to Mr. Mazuelos and related information are deleted from this SAI.